Arrow Dow Jones Global Yield ETF

GYLD

PROSPECTUS

June 1, 2015

1-877-277-6933

1-877-ARROW-FD
www.ArrowShares.com

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on NYSE Arca, Inc.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of Contents

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	6
Management	6
Purchase and Redemption of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES AND RISKS	7
Principal Investment Strategies	7
Principal Investment Risks	8
PORTFOLIO HOLDINGS	13
MANAGEMENT OF THE FUND	13
Investment Advisor	13
Portfolio Managers	14
NET ASSET VALUE	14
PREMIUM/DISCOUNT INFORMATION	15
HOW TO BUY AND SELL SHARES	15
Share Trading Prices	15
Book Entry	16
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	16
DISTRIBUTION AND SERVICE PLAN	16
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	16
FUND SERVICE PROVIDERS	18
INDEX PROVIDER	18
Disclaimer	18
OTHER INFORMATION	19
Investments by Investment Companies	19
Continous Offering	19
Householding	19
FINANCIAL HIGHLIGHTS	20
PRIVACY NOTICE	21

Fund Summary

Investment Objective The Arrow Dow Jones Global Yield ETF (the “Fund”) seeks investment results that generally correspond, before fees and expenses, to the price and yield performance of the Dow Jones Global Composite Yield Index (the “Underlying Index”).

Fees and Expenses The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.00%

Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table above and remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended January 31, 2015, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or “indexing” investment approach to seek to track the price and yield performance of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline.

Under normal circumstances, the Fund invests at least 80% of its total assets in the component securities of the Underlying Index (or depositary receipts representing those securities). The Underlying Index seeks to identify the 150 highest yielding investable securities in the world within three “asset classes.”

The three global “asset classes” in the Underlying Index are equity securities, fixed income securities and alternative investments, and the asset classes are represented in the Underlying Index by the following five types of securities:

• Equity securities are represented by depository receipts, common stocks and preferred stocks of companies of any size, including small and medium-sized companies;

Common Stocks are the common equity securities issued by corporate issuers and usually include voting rights.

Preferred Stocks are equity securities issued by corporate issuers that typically pay dividends and have a higher claim on the assets of an issuer than common stock in a bankruptcy or similar proceeding, but do not include voting rights.

Depositary Receipts are receipts for shares of a foreign-based company that entitles the holder to distributions on the underlying security.

Corporate Bonds are debt securities issued by corporate issuers. They typically pay dividends and have a higher claim on an issuer’s assets in a bankruptcy or similar proceeding but do not include voting rights or other equity characteristics.

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• Fixed income securities (sometimes referred to as “debt securities” or “bonds”) are represented by

• Sovereign debt securities; and

• Corporate bonds, including investment and non-investment (or “junk”) bonds; and

• Alternative investments are represented by

• Real estate securities, including REITs; and

• Energy-related investments, including preferred stocks of energy companies, royalty income trusts (“royalty trusts”) and MLPs.

Each type of security (i.e., equity, sovereign debt, corporate debt, real estate and energy securities) is equal weighted at 20% of the Underlying Index on rebalance and reconstitution dates and represented by approximately 30 component securities in the Underlying Index. The Underlying Index is rebalanced and reconstituted at the end of each calendar quarter.

Between quarter-ends, the relative weights of the types of securities in the Underlying Index will fluctuate with changes in the component securities’ market values. Since the Underlying Index is composed of securities of all five types, there may be times when lower yielding securities of one type are selected for the Underlying Index and higher yielding securities of another type are not.

Sovereign Debt Securities are debt securities issued or supported by domestic or foreign governments, their agencies and municipalities. Sovereign debt securities can be backed by the general credit of the government issuer or by a specific revenue source, such as a toll road.

REITs are real estate investment trusts. REITs are investment trusts, corporations, or associations that invest in real estate assets and/or interests in mortgages on real estate assets. REITs include similar investment vehicles that invest in real estate assets, pay dividends and are treated as REITs for tax purposes.

Royalty Trusts are investment trusts that invest in natural resource companies. They may buy natural resource companies and/or the right to these companies’ cash flows and/or royalties from the production and sale of natural resources.

MLPs are master limited partnerships. Many MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources.

The Underlying Index aggregates five different sub-indexes to identify its component securities – one sub-index for each type of security. The component securities of each sub-index are equal-weighted. The equity, real estate and energy sub-indexes are rebalanced quarterly and reconstituted annually. The sovereign and corporate debt sub-indexes are rebalanced and reconstituted quarterly.

Securities in the Underlying Index may include securities from developed or emerging market countries and securities of any credit quality, including junk bonds. Preferred stocks, other debt securities, convertible securities and sovereign debt securities may be rated by credit rating agencies and their ratings may be considered by the Underlying Index’s methodology. The Fund may be concentrated in an industry or group of industries or in a sector to the extent the Underlying Index is concentrated in an industry or group of industries or sector.

Although it is expected that the Fund will invest in all of the positions in the Underlying Index in the same weight as they appear in the Index (i.e., replicate the Underlying Index), the Fund may use a “sampling” methodology to seek its investment objective. Sampling involves using a quantitative analysis to select securities that in the aggregate have investment characteristics resembling the Underlying Index in terms of key risk factors, performance attributes and other characteristics. The Fund may invest up to 20% of its total assets in instruments that are not component securities of the Underlying Index, including other exchange-traded funds (“ETFs”).

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Many factors may adversely affect the Fund’s net asset value, trading prices, yield and performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities or asset classes without actually purchasing those securities or investments. These financial instruments may involve risks that are different from those associated with ordinary portfolio securities transactions, and expose the Fund to the risk that the counterparty will be unable or unwilling to pay obligations due to the Fund.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for Shares of the Fund.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

Fixed-Income Securities Risk. Fixed-income securities are subject to special risks, including interest rate risk, credit risk and prepayment risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the Fund a loss. If an issuer’s financial health deteriorates, it may result in a reduction of the credit rating of the issuer’s securities. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the Fund are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the Fund, including the periodic payment of interest or the payment of principal upon maturity.

Prepayment Risk. Prepayment risk is the risk that issuers of callable securities with high interest coupons prepay (or “call”) their bonds before their maturity date due to falling interest rates. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Foreign Securities Risk. Foreign investments are subject to the same risks as domestic investments and additional risks, including international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Foreign markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; risks in clearance and settlement processes; and weaker accounting, disclosure and reporting requirements. Shareholder and bondholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

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Currency Risk. Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Emerging Markets Risk. Emerging markets securities are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties, including governmental interference in the markets, as well as a relative lack of information about companies in these markets. As a result, emerging markets may experience greater market volatility and lower trading volumes. Moreover, many emerging securities markets are relatively small, potentially illiquid, occasionally volatile and subject to high transaction costs.

Investing in Other ETFs Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds.  Each ETF is subject to specific risks, depending on its investments.

“Junk Bond” Risk. Non-investment grade securities and unrated securities of comparable credit quality – generally known as junk bonds – are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are considered highly speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions whether real or perceived, and adverse economic conditions. In addition, there may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell. Issuers of lower-rated securities also have a greater risk of default and bankruptcy.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time, the Fund may incur a loss and may not achieve a high correlation with the Underlying Index.

Market Risk.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities, which could go down in value, sometimes sharply and unpredictably. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

MLP Securities Risk. Investments in the debt and equity securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. General partners of MLPs also often have limited call rights that may require unitholders to sell their common units at an undesirable time or price. MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including the Fund’s ownership interest.

The amount of cash that each individual MLP can distribute to the Fund, which the Fund then uses to pay or distribute to its shareholders, will depend on the amount of cash the MLP generates from operations. This will vary from quarter to quarter depending on factors affecting the natural gas infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on an MLP’s level of operating costs (including incentive distributions to its general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

One benefit of MLPs depends largely on the MLPs being classified as partnerships for federal tax purposes and the MLPs having no federal income tax liability at the entity level. A change in current federal tax law or a change in an MLP’s business might cause the MLP not to be taxed as a partnership. Treatment of one or more MLPs as a corporation for federal tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to shareholders.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Fund’s tracking error to be higher than would be the case if the Fund purchased all of the securities in the Underlying Index.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of underlying securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

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Recent Market Conditions Risk. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund.

REIT Risk. Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment.

RIC Qualification Risk. To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more “qualified publicly traded partnerships”; the Fund anticipates that the MLPs in which it invests will be “qualified publicly traded partnerships”. If the Fund’s MLP investments exceed this 25% limitation, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Royalty Trust Risk. Investments in royalty trusts, which differ from owning shares of a corporation, will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors. Typically, royalty trusts are more volatile than fixed-income securities and preferred shares. To the extent that claims against a royalty trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor in the Trust) could be held responsible for those claims.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Risk. Securities in the sectors of the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other sectors.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies may be more dependent on single products or key personnel, and may be newer than larger, more established companies with less information to evaluate.

Sovereign Debt Securities Risk. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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Performance

The bar chart and performance table below show the variability of the Fund’s return, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of the Underlying Index.

Total Return (Year ended December 31):

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter	6/30/2014	6.73%
Worst Quarter	12/31/2014	(6.58)%

The year-to-date return as of the most recent calendar quarter which ended March 31, 2015 was 1.90%

Average Annual Total Returns (as of December 31, 2014)

	One Year	Since Inception*
Return Before Taxes	(1.11)%	5.90%
Return after Taxes on Distributions	(4.01)%	3.50%
Return after Taxes on Distributions and Sale of Fund Shares	(0.52)%	3.63%
Dow Jones Global Composite Yield Index (1)	(0.34)%	6.63%
*	Commencement of trading is May 8, 2012
(1)	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

Management

Investment Advisor. Arrow Investment Advisors, LLC (the “Advisor”).

Portfolio Managers. The Fund is managed by a team consisting of the following individuals:

William E. Flaig, Jr. Chief Investment Officer Since Inception in 2010	Joseph Barrato Portfolio Manager Since July 2014	Jonathan S. Guyer Portfolio Manager Since July 2014

Purchase and Redemption of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 75,000 Shares (each block of Shares is called a “Creation Unit”) to authorized participants who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

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Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Principal Investment Strategies and Risks

Additional Information About Principal Investment Strategies

The Fund’s investment objective, to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Underlying Index, is non-fundamental. The Fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change to the investment objective.

The Advisor seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation.

Although the Advisor intends for the Fund to replicate the Underlying Index, the Fund may employ representative sampling to achieve its investment objective. In particular, the Fund may use representative sampling when securities in the Underlying Index are not available in the quantities needed by the Fund, when any security in the Underlying Index is subjecting to trading in round lots that are too large for inclusion in the basket of in-kind securities deposited for a Creation Unit, and until the Fund achieves scale.

The Fund will invest at least 80% of its total assets in the components of the Underlying Index and up to 20% of its assets in instruments that are not component securities of the Underlying Index, if the Advisor believes that such instruments will help the Fund to track its Underlying Index. For example, provided that the Fund continues to invest at least 80% of its total assets in the components of the Underlying Index and the Advisor believes it will help the Fund to track its Underlying Index, the Fund may invest in securities not included in the Underlying Index, other ETFs and money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended, (the “1940 Act”), or rules under the 1940 Act). Further, the Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index and/or hold a security no longer included in the Underlying Index. The Advisor anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Advisor to reflect fully the additions and deletions to the Underlying Index in the portfolio composition of the Fund.

The Fund will not implement a temporary defensive strategy to protect it against potential securities market declines.

The Underlying Index uses rules-based criteria to select and identify the highest yielding securities within a range of asset classes determined in accordance with the Underlying Index’s methodologies from a universe of foreign and domestic securities. The Underlying Index is based on five sub-indexes. These sub-indexes, together, comprise the Underlying Index and include
(1) common stock, preferred stock and depositary receipts, (2) real-estate related investments, including REITs, (3) investment grade and non-investment grade corporate bonds, (4) energy-related investments, including preferred stock of energy companies, royalty trusts and MLPs, and (5) sovereign debt securities.

The five sub-indexes are:

Dow Jones Global Equity Yield Index

Dow Jones Global Real Estate Yield Index

Dow Jones Global Alternative Yield Index

Credit Suisse Yield Enhanced Global Corporate Index

Credit Suisse Yield Enhanced Sovereign Index

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Each sub-index may include both foreign and domestic issuers. The equity, real estate and energy sub-indexes may include issues from the following different countries as maintained by the index provider, S&P Dow Jones Indexes: Australia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and United States of America. The equity, real estate and energy sub-indexes also include securities of Chinese issuers that are trading other than in mainland China. The sovereign and corporate debt sub-indexes include issues from the same countries as the equity, real estate and energy sub-indexes and also include issues from Luxembourg and Panama. For more information about the indexes, please see http://www.djindexes.com/mdsidx/downloads/brochure_info/Dow_Jones_Indexes_Country_Classification_System.pdf.

Each sub-index represents, at each quarterly rebalancing and reconstitution of the Underlying Index, 20% of the Underlying Index; that percentage fluctuates in between quarterly rebalancings. Each of the sub-indexes in the Underlying Index is rebalanced quarterly and its components are re-weighted at that time. The equity, real estate and energy sub-indexes are reconstituted annually in December. The corporate and sovereign debt sub-indexes are reconstituted quarterly. Each sub-index has a different investment universe and selection criteria, determined in accordance with pre-determined methodologies maintained by the sub-index providers. At rebalance and reconstitution dates, each sub-index selects 30 securities for inclusion in the Underlying Index. The combination of the five sub-indexes results in the Underlying Index normally having 150 components.

The sub-indexes include liquidity screens that are designed to make them investable. The MLP sub-index also includes a screen that excludes from the universe of eligible MLPs those investing in the financial services industry.

The sub-indexes may be subject to quarterly reviews by their providers. In connection with such reviews, if a component security has exhibited significant negative dividend growth or negative earnings from continuing operations over the past twelve-month period, the security may be removed from the sub-index by the provider. In addition, component securities may be removed from a sub-index during a quarter if the company is affected by a corporate action (i.e., delisting or bankruptcy), eliminates its dividend, or lowers, but does not eliminate, its dividend in certain circumstances. The removal of a security from a sub-index would result also in its removal from the Underlying Index. In these instances, the removed security is replaced by another security in the same sub-index before the quarter end.

The methodology of the Underlying Index is published by the Index Provider on the Index Provider’s website, at
http://www.djindexes.com/mdsidx/downloads/meth_info/Dow_Jones_Global_Composite_Yield_Index_Methodology.pdf

Additional Information About Principal Investment Risks

The following provides additional information about the principal risks identified under “Principal Investment Risks” and other risks applicable to the Fund.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Currency Risk. Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. These financial instruments may include swap agreements and structured notes. The use of swap agreements and other counterparty instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements and other counterparty instruments also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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Equity Securities Risk. The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of the Fund may reflect these fluctuations.

Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of these issuers. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for Shares of the Fund.
•	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to special risks, including interest rate risk, credit risk and prepayment risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the Fund a loss. If an issuer’s financial health deteriorates, it may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its obligations, including making timely payment of interest and principal. Although a downgrade of a bond’s credit ratings may not affect its price, a decline in credit quality may make bonds less attractive, thereby increasing the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the Fund are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the Fund, including the periodic payment of interest or the payment of principal upon maturity.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Further, rating agencies may end coverage of a previously-rated security. Unrated securities may be less liquid than comparable rated securities.

Prepayment Risk. Prepayment risk is the risk that issuers of callable securities with high interest coupons prepay (or “call”) their bonds before their maturity date due to falling interest rates. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

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Foreign and Emerging Markets Risk. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. In particular, investments in, or exposure to, foreign securities involve the following risks:

•	The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
•	Governmental actions – such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes – may adversely affect long investments in foreign markets.
•	The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell foreign securities or transfer its assets or income back to the U.S., or otherwise adversely affect the Fund’s operations.
•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.
•	Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to assess a company’s financial condition.
•	Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.
•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may not be able to sell an investment because of these delays.
•	Changes in currency exchange rates will affect the value of the Fund’s foreign holdings or exposures.
•	The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid by the Fund.
•	International trade barriers or economic sanctions against foreign countries may adversely affect the Fund’s foreign holdings or exposures.

Investing in Other ETFs Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds.  Each ETF is subject to specific risks, depending on its investments.

“Junk Bond” Risk. Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss than an investment in investment grade bonds. Junk bonds are debt securities that are rated BB or lower by S&P and/or Ba or lower by Moody’s or the equivalent by another ratings agency, or, if unrated at the time of purchase, are deemed to be of comparable quality by the Advisor. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, and are considered highly speculative. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. These bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds and, as a result, may be less liquid than higher quality investments. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

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Liquidity Risk. Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time, the Fund may incur a loss and may not achieve a high correlation with the Underlying Index.

Market Risk.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities, which could go down in value, sometimes sharply and unpredictably. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

MLP Securities Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock.

Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives some of its cash flow from investments in equity securities of MLPs. The amount of cash that a Fund will have available to pay or distribute to you depends on the ability of the MLPs that the Fund invests in to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Investment Advisor has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural gas infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on an MLPs’ level of operating costs (including incentive distributions to its general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

MLP Tax Risks. The benefit you are expected to derive from the Fund’s investments in MLPs depends largely on the MLPs being classified as partnerships for federal tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal tax purposes, the MLP would be obligated to pay federal income tax on its taxable income at the corporate tax rate and the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to shareholders.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including the following:

•	The Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index.
•	The Fund’s use of representative sampling may cause the Fund’s tracking error with respect to the Underlying Index to be higher than would be the case if the Fund purchased all of the securities in the Underlying Index.
•	The performance of the Fund and the Underlying Index may vary due to asset valuation differences: the Fund may fair value certain of the securities it holds and to the extent it calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected.
•	There may be differences between the Fund’s portfolio and the Underlying Index as a result of legal restrictions, cost or liquidity constraints. For example, the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere; so the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. Similarly, the Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index.
•	The investment activities of one or more of the Advisor’s affiliates for their proprietary accounts and for client accounts may also adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Advisor, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Advisor’s affiliates.
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Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of underlying securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

Prepayment Risk. Prepayment risk is the risk that issuers of callable securities with high interest coupons prepay (or “call”) their bonds before their maturity date due to falling interest rates. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Recent Market Conditions Risk. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships; the Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships. If the Fund’s MLP investments exceed this 25% limitation, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Royalty Trust Risk. An investment in units of a royalty trust is not the equivalent of owning shares in a corporation, as unitholders do not have the statutory rights normally associated with owning shares in a corporation. Investments in royalty trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors. Typically, royalty trusts are more volatile than fixed-income securities and preferred shares. The value of royalty trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against a royalty trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor in the Trust) could be held responsible for those claims. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Sector Risk. Each sector of the Underlying Index is subject to the additional risks associated with concentrating its investments in companies in the market sector, and the Fund is subject to these risks as well. Additional underlying sector specific risks include:

Real Estate Sector. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems. Because REIT’s have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund.

Oils/Energy Sector. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. These companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies may be more dependent on single products or key personnel, and may be newer than larger, more established companies with less information to evaluate.

Sovereign Debt Securities Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.ArrowShares.com.

Management of the Fund

Investment Advisor

Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel MD 20707, serves as the Fund’s investment advisor. The Advisor is a Delaware limited liability company and is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor was established in February 2006. As of April 30, 2015, the Advisor had approximately $777 million in assets under management.

Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs. The Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions.

Pursuant to an Investment Advisory Agreement, the Fund pays the Advisor a unitary management fee equal to 0.75% of its average daily net assets. From time to time, the Advisor may waive all or a portion of its fee. During the fiscal year ended January 31, 2015, the Fund paid 0.75% of its average net assets to the Advisor.

The Advisor’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for providing service for the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services, and Independent Trustees’ fees, except for payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Advisor, and not Fund shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in assets.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available in the annual report to shareholders for the fiscal year ended January 31, 2015.

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Portfolio Managers

The Fund is managed by a team consisting of William E. Flaig, Jr., Joseph Barrato, and Jonathan S. Guyer.

William E. Flaig Jr.

Chief Investment Officer

William E. Flaig, Jr. has been responsible for the day to day management of the Fund since its inception.  Mr. Flaig joined Arrow Investment Advisors, LLC in February of 2007.  From 2005 to 2007 he was a principal of Paladin Asset Management.  To Paladin, Mr. Flaig brought a body of original research in absolute return factors, which he refined there and which evolved into Paladin's corresponding alternative investment strategies. From 2000 to 2005 Mr. Flaig served Rydex Investments in portfolio management roles of increasing responsibility, culminating with his appointment as Director of Portfolio Management/Director of Investment Strategy, with responsibility over all Rydex Portfolio Managers.  During this period Mr. Flaig defined the concept of hedge fund replication, initiated the research and investment strategies on which the Rydex Absolute Return Strategies Fund and the Rydex Hedge Equity Fund are based, and directed those strategies.  Mr. Flaig developed the quantitative investment methodology and strategy for the Rydex Core Equity Fund and improved the investment methodology of the Rydex Sector Rotation Fund.  Mr. Flaig also developed best practices for creating leverage within the constraints of a mutual fund offering unlimited trading.  From 1992–1998 Mr. Flaig worked for Bankers Trust Company in New York, in departments including currency trading, proprietary trading, derivatives structuring, and emerging market fixed income.  Mr. Flaig graduated from Purdue University with a degree in Management.

Joseph Barrato

Portfolio Manager

Joseph Barrato is a founding member of Arrow Investment Advisors, LLC. He has over 20 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor's degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate. Mr. Barrato has served as an Interested Trustee and the Chairman of the Board since the Trust was organized in August 2011.

Jonathan S. Guyer

Portfolio Manager

Jonathan Guyer joined Arrow Investment Advisors, LLC in October 2013 after spending seven years with Longview Funds Management, LLC. During his tenure at Longview, he served the Principal, Director of Research and Chief Investment Officer of the firm. Prior to Longview, Mr. Guyer spent seven years as the head of the Proprietary Hedge Fund Group of Alex Brown & Sons, Inc., followed by five years serving as the head of Alternative Investment Product Development for Legg Mason Wood Walker, Inc. Throughout his investment management career, he has had practical experience working with index design, active portfolio management, trading, manager selection, due diligence, marketing and fund administration.

Prior to his career in investment management, Mr. Guyer spent eight years in the audit industry, serving as a senior audit manager for commercial banks and trust companies. Mr. Guyer earned his bachelor’s degree in Business Administration from the University of North Carolina-Wilmington.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Net Asset Value

Gemini Fund Services, the Fund’s Administrator, calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern Time) every day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. The NAV for the Fund is calculated and disseminated daily. The value of the Fund’s portfolio securities is based on market value when market quotations are readily available. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities not listed or traded on an exchange for which over-the-counter

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market quotations are readily available are generally valued at the current bid price. Debt securities are valued on the basis of prices provided by independent pricing services. If a security’s market price is not readily available, the security will be valued at fair value as determined by the Trust’s Fair Value Committee in accordance with the Trust’s valuation policies and procedures approved by the Board. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Any use of a different rate from the rates used by each Index Provider may adversely affect the Fund’s ability to track its Underlying Index.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable. These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Fund’s Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2015, is contained in an appendix to the SAI.

Premium/Discount Information

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s Shares trade at market prices. The market price of Shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

Information regarding how often the Shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters can be found at www.ArrowShares.com.

How to Buy and Sell Shares

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge in the Statement of Additional Information or by calling toll free 1-877-277-6933 or visiting our website at www.ArrowShares.com.

Shares of the Fund are listed for trading on NYSE Arca under the symbol GYLD. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 75,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Share Trading Prices

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Fund does not make any warranty as to the accuracy of these values.

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Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Shares

The Board has evaluated the risks of market timing activities by the Fund’s shareholders. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board also noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Dividends, Other Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,
•	You sell your Shares listed on the Exchange, and
•	You purchase or redeem Creation Units.
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Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the same tax rate applicable to long-term capital gain -- a maximum of 20%. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains (at the 20% maximum rate referred to above), regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

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Fund Service Providers

Gemini Fund Services, LLC is the Fund’s administrator and fund accountant. It has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of the Distributor.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA, 02110, is the Fund’s transfer agent and custodian.

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as legal counsel to the Trust.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Fund is based upon the Dow Jones Global Composite Yield Index (the “Underlying Index”). The Underlying Index is calculated and maintained by S&P Dow Jones Indexes (the “Index Provider”). The Index Provider is not affiliated with the Trust, the Advisor or the Distributor. The Advisor has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Advisor.

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Advisor, the Distributor or a promoter of the Fund.

Neither the Advisor nor any affiliate of the Advisor has any right to influence the selection of the securities in the Underlying Index.

Disclaimer

The "The Dow Jones Global Composite Yield Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Arrow Investment Advisors, LLC. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Trademarks are trademarks of the Arrow Investment Advisors, LLC. Licensor; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Arrow Dow Jones Global Yield ETF Licensee’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s Product(s) particularly or the ability of the INDEX to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the INDEX is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s Product(s) into consideration in determining, composing or calculating the INDEX. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Licensee’s Product(s) or the timing of the issuance or sale of Licensee’s Product(s) or in the determination or calculation of the equation by which Licensee’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Licensee’s Product(s). There is no assurance that investment products based on the INDEX will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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Other Information

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding

To reduce expenses, we mail only one copy of the Prospectus or summary prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-277-6933 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information contained in the tables for the years ended January 31, 2013, 2014 and 2015 been audited by BBD, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year		For the Year		For the Period
	Ended		Ended		Ended
	January 31, 2015		January 31, 2014		January 31, 2013 (1)
Net asset value, beginning of period	$ 25.70		$ 26.79		$ 25.00

Activity from investment operations:
Net investment income (2)	1.52		1.51		1.02
Net realized and unrealized
gain (loss) on investments and foreign currency	(1.03)		(1.00)		1.85
Total from investment operations	0.49		0.51		2.87

Less distributions from:
Net investment income	(1.43)		(1.23)		(1.00)
Net realized gains	-		-		(0.08)
Return of capital	(0.46)		(0.37)		-
Total distributions	(1.89)		(1.60)		(1.08)

Net asset value, end of period	$ 24.30		$ 25.70	(8)	$ 26.79	(8)

Total return (6)	1.57%	(8)	1.94%	(8)	11.87%	(4)(7)(8)

Net assets, at end of period (000s)	$ 160,359		$ 94,447		$ 34,158

Ratio of gross expenses to average
net assets	0.75%		0.75%		0.90%	(3)
Ratio of net expenses to average
net assets	0.75%		0.75%		0.75%	(3)
Ratio of net investment income
to average net assets	5.73%		5.78%		5.42%	(3)

Portfolio Turnover Rate (5)	87%		61%		46%	(4)

(1)	The Arrow Dow Jones Global Yield ETF shares commenced operations on May 2, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized.
(4)	Not Annualized.
(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)
(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Broker commission charges are not included in this calculation.
(7)	Represents total return based on net asset values per share from commencement of investment operations on May 2, 2012 through January 31, 2013. Total return based on net asset values per share from commencement of trading on the NYSE Arca on May 8, 2012 to January 31, 2013 was 14.05%.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
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PRIVACY notice
FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

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Who we are
Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Arrow ETF Trust does not jointly market.

22

Arrow

Advisor	Arrow Investment Advisors, LLC 6100 Chevy Chase Drive, Suite 100 Laurel, MD 20707
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Administrator	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Custodian and Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s SAI dated June 1, 2015. The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-277-6933 or visit the Fund’s website, at www.ArrowShares.com. You may also write to:

Arrow Dow Jones Global Yield ETF

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

You may review and obtain copies of the Fund’s information at the SEC’s Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File # 811-22624

Arrow Dow Jones Global Yield ETF

GYLD

STATEMENT OF ADDITIONAL INFORMATION

Dated June 1, 2015

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus dated June 1, 2015 for Arrow ETF Trust (the "Trust") relating to the series of the Trust listed below (the “Fund”), as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
Arrow Dow Jones Global Yield ETF	NYSE Arca, Inc.	GYLD

The audited financial statements of the Fund for the fiscal year ended January 31, 2015 are incorporated in this SAI by reference to the Fund’s Annual Report to Shareholders (File No. 811-22624) (the “Annual Report”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Annual Report may be obtained without charge by writing to the Trust's Distributor, Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130-2095, or by calling toll free 1-877-277-6933.

GENERAL DESCRIPTION OF THE TRUST AND FUND

The Trust was organized as a Delaware statutory trust on August 29, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of, and this SAI relates to, one portfolio, the Arrow Dow Jones Global Yield ETF (the "Fund"). The shares of the Fund are referred to as "Shares" in this SAI.

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Composite Yield Index (the “Underlying Index”). The Fund is managed by Arrow Investment Advisors, LLC (the "Advisor").

The Fund will issue and redeem Shares at net asset value ("NAV") only in aggregations of 75,000 Shares (each a "Creation Unit"). The Fund will issue and redeem Creation Units principally in exchange for a basket of securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. The Fund is listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or similar event, the Trust may revise the number of Shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE AND REDEMPTION OF CREATION UNITS below.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on NYSE Arca.

In order to provide additional information regarding the indicative value of Shares, NYSE Arca or a market data vendor will disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in securities that comprise the Underlying Index. The Fund operates as an index fund and will not be actively managed. The Fund will seek to utilize a “replication” methodology in seeking to achieve its investment objective, meaning that it will seek to hold the securities in the Underlying Index in the weights that they appear in the Underlying Index; however, the Fund may use a “sampling” methodology – in seeking to achieve its investment objective including when securities in the Underlying Index are unavailable or trading in round lots that are too large to include in the Deposit Securities or until the Fund achieves scale. Sampling involves using a quantitative analysis to select securities that in the aggregate have investment characteristics resembling the Underlying Index in terms of key risk factors, performance attributes and other characteristics.

INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a “majority” of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of the Fund not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

1.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
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2.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing real estate related investments, including real estate investment trusts.

5.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

6.	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or industries.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation. Thus, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.

The Fund is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The Fund may not change from “diversified” to “non-diversified” without the approval of the holders of a “majority” of the outstanding voting securities of the Fund (as defined above).

For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry. The Fund uses proprietary Dow Jones classifications to measure concentration.

INVESTMENT POLICIES AND RISKS

A discussion of the Fund's investment policies and the risks associated with an investment in the Fund is contained in the Prospectus under Fund Summary—Principal Investment Strategies, Fund Summary—Principal Investment Risks and Additional Information About Principal Investment Strategies and Risks. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

Security Ratings

Rated Securities. The Fund’s investments in certain equity securities, such as preferred securities and convertible securities, and in debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in convertible and other debt securities that are investment or non-investment grade. Investment grade means rated in the top four long-term rating categories, or unrated and determined by the Advisor to be of comparable quality. The Fund may also purchase unrated securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that

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the Fund may purchase.

Standard & Poor’s Ratings Services (“S & P”), Moody’s Investors Service, Inc. (“Moody’s”) and other organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Because a ratings downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that a rating changes as a result of changes in an organization or its rating systems, the Advisor may attempt to substitute comparable ratings or to use such information to determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Ratings are general and are not absolute standards of quality. The rating of an issuer is a view of potential developments related to the issuer and may not necessarily reflect actual outcomes. An issuer’s current financial condition may be better or worse than a rating indicates.

Unrated Securities. The Fund may also invest in unrated debt and similar securities. Unrated debt, while not necessarily lower in quality than rated securities, may not be as actively traded as rated securities. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common and Preferred Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Fund may also purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred

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stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities sometimes entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk may be reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security, which may not be present in some cases. Convertible securities are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

The Fund may invest in foreign securities. Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money, as described in the Prospectus. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures to securities, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

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Currency Risk and Exchange Risk

Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to assess a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which the Fund invests are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to shareholders. Some foreign brokerage commissions and custody fees are higher than those in the United States.

Emerging Markets

If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

•	Information about the companies in these countries is not always readily available;
•	Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;
•	Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;
•	The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;
•	Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;
•	Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund;
•	Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;
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•	Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments; and
•	Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on an investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in such stocks may also be in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities.

The Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Advisor deems to be illiquid or for which pricing information is not readily available. In addition, the Fund will generally invest in sponsored Depositary Receipts, but may invest in unsponsored Depositary Receipts from time to time. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to the Underlying Index.

Real Estate Investment Trusts (“REITs”)

The Fund may purchase interests in REITs. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gain) for each taxable year.

Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect would be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs generally can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self-storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund's fee table.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund will generally invest only in publicly traded REITs.

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The Fund conceivably could own real estate directly as a result of a default on the securities it owns. Therefore, the Fund may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operated expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs depend upon management skill, are not diversified and therefore are subject to the risk of financing single or a limited number of projects. Changes in interest rates also may affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Royalty or Income Trusts

A royalty trust (also known as an “income trust”) is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines. Royalty trusts in which the Fund may invest primarily will be organized in Canada. Royalty trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The royalty trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of a royalty trust can rise or fall for the same reasons that affect equity securities or because of changes in interest rates.

An investment in units of a royalty trust is not the equivalent of owning shares in a corporation, as unitholders do not have the statutory rights normally associated with owning shares in a corporation. Investments in royalty trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors. Typically, royalty trusts are more volatile than fixed-income securities and preferred shares. The value of royalty trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against a royalty trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor in the Trust) could be held responsible for those claims. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability.

On October 31, 2006, the Canadian Minister of Finance announced a Tax Fairness Plan for Canadians. A principal component of the plan involved changing the taxation rules governing income trusts. As a result of this change in taxation rules, Canadian income trusts are now taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. In response to this change, most Canadian royalty trusts converted to corporations and have reduced their dividends.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Because royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund's fee table.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the Securities and Exchange Commission (“SEC”) and are

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freely traded on a securities exchange or in the over-the-counter (“OTC”) market. Many MLPs operate in the oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level; annual income, gains, losses, and deductions of such an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners, and limited partners are not involved in the day-to-day management of the MLP.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with that industry or region. Investments held by MLPs may be relatively illiquid, limiting their ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold. There are certain risks associated with the Fund’s investments in MLPs, which are detailed below in “TAXES.”

Investment Companies and Other Pooled Vehicles

The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. The Fund may invest in shares of open-end and closed-end investment companies, including other exchange-traded funds (“ETFs”) and money market funds (including pending investment of cash balances). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS SM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund may invest in exchange traded notes (“ETNs”), which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay. As such, their shares are subject to the same risks described for “Corporate Debt Securities” below.

The Fund may invest also in other exchange traded products (“ETPs”) that, like an ETF, invest in a pool of assets and are traded on an exchange. ETPs, however, are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act. This is due to the fact that they invest in, for example, commodities or currencies rather than securities.

The Fund, as a shareholder of another investment company, ETF, ETN or ETP, will bear its pro rata portion of the entity’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the entity, which generally reflect the risks of the entity’s underlying investments.

As a shareholder of an investment company, ETF, ETN or ETP, the Fund must rely on the entity to achieve its investment objective. If it fails to achieve its investment objective, the Fund may likewise fail to achieve its investment objective or otherwise be adversely affected.

Investments in ETFs, ETNs and ETPs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund and lack of liquidity in an entity could result in its market price being more volatile than the underlying portfolio of securities. In addition, because such entities are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or a premium to their NAV. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's

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performance.

Fixed Income Securities

The market value of the fixed income investments in which the Fund may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding fixed income securities is described below:

Duration

Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Variable and Floating Rate Securities

Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Corporate Debt Securities

The Fund may seek investment in corporate debt securities representative of one or more high yield bond or credit derivative indices, which may change from time to time. Selection will generally be dependent on independent credit analysis or fundamental analysis performed by the Advisor. The Fund may invest in all grades of corporate securities including below investment grade as discussed below. The Fund also may invest in unrated securities.

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.

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In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Non-Investment-Grade Debt Securities

The Fund may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB- by Standard & Poor’s) or are determined to be of comparable quality by the Fund’s Advisor. These securities are generally considered to be, on balance, highly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Some high yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities held by the Fund defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery.

The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high yield security or the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of Fund Shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The Fund will not necessarily dispose of a security if a credit-rating agency downgrades the rating of the security below its rating at the time of purchase.

Sovereign Debt Obligations

Sovereign debt obligations are issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

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Lending Portfolio Securities

The Fund may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are continuously secured by segregated cash collateral equal to at least 102% of the market value, determined daily, of the loaned securities.

The Fund may lend portfolio securities to the extent of one-third of its total assets. The Fund may loan its securities only to parties that the Advisor has determined are in good standing and when, in the Advisor’s judgment, the potential income earned would justify the risks.

The Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Advisor determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund’s investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

Repurchase Agreements

The Fund may enter into repurchase agreements, which are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Advisor will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date.

Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest

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income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Advisor believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Illiquid Securities

The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act, but which can be sold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of the Fund’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

Borrowing

The Fund may borrow money from a bank or another person to the extent permitted under the Investment Restrictions. Such borrowings may be utilized (i) for temporary or emergency purposes; (ii) in anticipation of or in response to adverse market conditions; or, (iii) for cash management purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund's return. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio securities. All borrowings are limited to an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.

If there are unusually heavy redemptions, the Fund may have to sell a portion of its investment portfolio at a time when it may not be advantageous to do so. Selling Fund securities under these circumstances may result in a lower net asset value per share. The Advisor believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of its portfolio securities less likely.

Options

The Fund may enter into options contracts. These options contracts will be used to simulate full investment in the Underlying Index to facilitate trading or to reduce transaction costs. The Fund will not use options for speculative purposes.

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A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

The Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the Commodity Futures Trading Commission (“CFTC”) thereunder. Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). The Fund is a “commodity pool” under the CEA and the Adviser is a “commodity pool operator” registered with the CFTC, and is a member of the National Futures Association (“NFA”).  As a registered commodity pool operator with respect to the Fund, the Adviser must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

Swap Agreements

The Fund may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses to the Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund may lose money in a total return swap if the counterparty fails to meet its obligations.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked-to-market on a daily basis.

Currency Transactions

The Fund may enter into foreign currency forward contracts to facilitate local securities settlements or to protect against currency exposure in connection with distributions to shareholders. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in one or more foreign currencies. The Fund may invest in various types of currency contracts to hedge against changes in the value of the U.S. dollar against specified non-U.S. currencies.

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Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make payment to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that the Fund is contractually obligated to make or receive.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short. Whenever the Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.

The Fund may not be able to borrow stocks that are short positions in the Underlying Index as their supply may be insufficient or the cost to borrow may be prohibitively expensive due to market or stock specific conditions. Under such circumstances, the Fund may not achieve its investment objective.

Sector Risk

Financial Services Sector. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector since late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling.

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This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Oils/Energy Sector. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. These companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Correlation and Tracking Error

Correlation measures the degree of association between the returns of the Fund and the Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation.

Correlation is calculated at the Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and the Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of the Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended January 31, 2015, the portfolio turnover rate was 87%. For the fiscal year ended January 31, 2014, the portfolio turnover rate was 61%.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund's portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Advisor and the Distributor will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation ("NSCC") and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the current business day.

For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of Shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC. The basket represents one Creation Unit of the Fund. The Trust and the Advisor will not disseminate non-public information concerning the Fund’s portfolio holdings. However, access to information concerning the Fund's portfolio holdings may be permitted to personnel of third party service providers, including the Fund's custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Fund.

The Fund is an ETF, and therefore information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of an exemptive order of the SEC applicable to the Fund. Such information typically reflects the Fund’s portfolio holdings as of the next Business Day.

The Fund discloses on the Adviser’s website at www.ArrowShares.com at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. Full portfolio holdings information may be provided to ratings agencies, such as Morningstar and Lipper, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the ratings agencies at any time.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q and Form N-CSR, when available, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. The Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-877-277-6933 or by writing to: Arrow Dow Jones Global Yield ETF, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

MANAGEMENT

The business of the Trust is managed by the Advisor under the direction of the Board in accordance with the Trust Instrument and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President and a Treasurer. The Trust has also appointed a Chief Compliance Officer (“CCO”) and may appoint one or more other officers as the Trustees determine.

The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the judgment of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees,

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officers and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Leadership Structure of the Board

Board members who are Independent Trustees currently constitute three-quarters of the Board. Mr. Barrato is considered an interested Trustee, and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison between the other Trustees, Trust officers, management personnel and counsel. The Board believes that having an interested Chairman, who is familiar with the Advisor and its operations, while also having three-quarters of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board does not believe that an independent Chairman would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings. For these reasons, the Board also determined not to appoint a lead Independent Trustee.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established two standing committees: the Audit Committee and the Nominating Committee. The members and responsibilities of each Board committee are summarized below.

The Board holds four regularly scheduled in-person or telephonic meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

Risk Oversight

The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities. The Board oversees the Trust’s officers and service providers, including the Advisor, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s CCO. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), counsel and other experts as appropriate, all of whom are selected by the Board. The Audit Committee considers financial and reporting risk within its area of responsibilities.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its structure is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.

Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and the Board receives periodic reports on other aspects of Fund operations.

Trustee Qualifications

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills, including the background information set forth below.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent

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registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions, and through experience from service as a board member of the Trust, public companies or other organizations as set forth in the following Trustees and Officers table. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Mr. Barrato is a founding member of Arrow Investment Advisors, LLC, the advisor to the Fund. He has over 20 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm's research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor's degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato's experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.

Mr. Andrialis has more than 50 years of experience in the financial services and business management. He served as a president and senior executive of various organizations in the financial services industry and founded Berwick Capital. Mr. Andrialis’ experience in the financial services industry, coupled with his extensive leadership experience, gives him a strong understanding of the operational and management issues facing mutual funds and makes him well qualified to serve as a Trustee to the Trust.

Mr. Barragato is the founding partner of Charles A. Barragato & Co., LLP, a tax, accounting and business advisory services firm. A Certified Public Accountant (CPA) in New York State, Mr. Barragato has over three decades of experience providing tax planning and business advisory services to high net-worth individuals and privately held businesses. He also holds the Certified Fraud Examiner ("CFE") designation and provides expert services in connection with business investigations and fraud cases. Additionally, Mr. Barragato holds the rank of Professor of Accounting and Taxation at the C.W. Post School of Professional Accountancy and has also lectured extensively before professional groups. Mr. Barragato holds a bachelor of science degree (summa cum laude) from the Long Island University - C.W. Post School of Professional Accountancy and a master's degree in taxation from the same institution. He also earned his Ph.D. in business (concentration in accounting) from the CUNY Graduate Center - Baruch College. Mr. Barragato's experience in the accounting industry gives him a strong understanding of the accounting and tax issues facing mutual funds.

Mr. Montgomery is the principal owner and managing member of Theta Investment Research, LLC, an independent research firm focused on the management of alternative investments. He has nearly ten years of experience in the investment management industry. Mr. Montgomery holds a bachelor of art degree in psychology from The King's College. Mr. Montgomery's experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate.

Mr. Sarkany is qualified to serve as a Trustee based on his experience in various business and consulting positions, and through his experience from service as a board member of the Trust and other investment companies. His ability to perform his duties effectively also has been enhanced by his educational background and professional training. In addition to his service as a Trustee of the Trust, Mr. Sarkany serves as a trustee of the Northern Lights Fund Trust II and has previously served as a director of certain public companies.

The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on such Trustee any duties, obligations, and liability imposed on such Trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Each Trustee serves until his or her death, resignation or removal and replacement. Each Trustee currently oversees one series of the Trust. Joseph Barrato is considered an Interested Trustee due to his affiliation with the Advisor. Mr. Barrato is also an interested trustee of Arrow Investments Trust, another registered open-end investment company.

Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Suite 110, Hauppauge, New York 11788. The Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Independent Trustees and the other directorships, if any, held by the Independent Trustees, are shown below.

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Name, Address and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee during the past 5 years
Charles A. Barragato Year of Birth: 1958	Trustee	Indefinite Since March 2014	Managing Partner, Charles A. Barragato & Co., LLP (public accounting firm) 1983-Present; Research Professor of Accounting, Stony Brook University, 2014-Present; Professor of Accounting, Long Island University, 1986-2014.	8	Arrow Investments Trust (since September 2011)
Paul Montgomery Year of Birth: 1953	Trustee	Since March 2014	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC 2003-2012.	8	Arrow Investments Trust (since September 2011)

Thomas T. Sarkany Year of Birth: 1946	Trustee	Since 2012	Founder and President, TTS Consultants, LLC, 2010 – present; Director of Fund Marketing, Director of Asset Management and Director of Index Licensing, Value Line, 1994 – 2010.	8	Arrow Investments Trust (since March 2014), Trustee, Northern Lights Fund Trust II (since 2011); Director, Value Line Funds June 2008-October 2010); Director, Value Line, Inc.( February 2010-October 2010; Director, Aquila Distributors since 1981

Robert S. Andrialis Year of Birth: 1944	Trustee	Since 2012	Currently Independent "Advisor to index provider firms" Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant 2010-2011; Founder, CEO and President Mergent, Inc., a financial information services business, 1996-2010. "Previously, CEO of several Thomson Company subsidiaries, including Research Institute of America and Warren, Gorham & Lamont 1989-1995."Previously 19 years with Standard & Poor's as Executive Managing Director U.S. Ratings, Group Vice President Information Services and CFO."	8	Arrow Investments Trust (since March 2014) Trustee Emeritus, College of William and Mary Endowment Association "Board of Directors and Treasurer of 870 United Nations Plaza Residential Co-op"

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Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee during the past 5 years
Joseph Barrato Year of Birth:1965	Trustee and President & Principal Executive Officer	Since 2012	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	8	Arrow Investments Trust (since September 2011)

 *This is the year the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Sam Singh 1976	Principal Financial Officer and Treasurer	Since 2013	Vice President, GFS, since 2015; Assistant Vice President, GFS, 2011-2014; Assistant Vice President of Fund Administration; BNY Mellon, 2007-2011.	N/A	N/A

Jake Griffith 1978	Secretary	Since 2011	Founder and President, Director of Sales, Arrow, since 2006.	N/A	N/A

Dawn M. Dennis 1966	Assistant Secretary	Since 2014	Senior Paralegal, GFS, since May 2013, Paralegal, from July 2011 through April 2013.	N/A	N/A
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Sothara Chin 1966	Chief Compliance Officer	Since March 2014	Chief Compliance Officer, since 2014; Director of Compliance, Arrow, 2011-2014; Senior VP and Chief Compliance Officer, Access Capital Management, LLC, 2009–2011.	N/A	N/A

 *  This is the year the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. For the fiscal year ended January 31, 2015, the committee met two times.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not interested persons of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are not interested persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee will generally not consider potential candidates for nomination identified by shareholders. For the fiscal year ended January 31, 2015, the committee met one time.

Trustee Compensation

As of September 9, 2014, each Trustee who is not an interested person of the Trust or Advisor receives a total quarterly retainer of $3,125 from the Fund Complex (defined below), as well as reimbursement for any reasonable expenses incurred attending the meetings of the Board. From February 1, 2014 through September 9, 2014, each Trustee who was not an interested person of the Trust or Advisor received a quarterly retainer of $2,500 from the Fund Complex, as well as reimbursement for any reasonable expenses incurred attending the meetings of the Board. “Interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended January 31, 2015. The Trust does not have a bonus, profit sharing, pension or retirement plan.

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Name and Position	Aggregate Compensation From Trust [1]	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex[2] Paid to Trustees
Robert S. Andrialis Independent Trustee	$3,862.50	$0	$0	$10,750
Joseph Barrato[3] Trustee	$0	$0	$0	$0
Charles Barragato [4] Independent Trustee	$1,862.50	$0	$0	$11,250
Paul Montgomery[4] Independent Trustee	$1,862.50	$0	$0	$11,250
Thomas T. Sarkany Independent Trustee	$3,862.50	$0	$0	$13,250

(1)	If there are additional series of the Fund Complex, Trustees’ fees will be allocated pro rata among the series in the Fund Complex.
(2)	The term “Fund Complex” refers to the Trust and Arrow Investments Trust.
(3)	Joseph Barrato is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to the Fund, Arrow Investment Advisors, LLC.
(4)	Mr. Barragato and Mr. Montgomery joined the Board on March 28, 2014.

Trustee Ownership of Fund Shares

As of December 31, 2014, the Trustees beneficially owned equity securities in the Fund of the following amounts:

Name and Position	Dollar Range of Shares Held in the Fund	Aggregate Dollar Range of Shares Held in All Funds Overseen by Trustee
Thomas T. Sarkany	$0	$0
Robert S. Andrialis	$0	$0
Joseph Barrato	$1-$10,000	$1-$10,000
Charles Barragato*	$0	$0
Paul Montgomery*	$0	$0

*Mr. Barragato and Mr. Montgomery joined the Board on March 28, 2014.

As of May 1, 2014, the Trustees and Officers, as a group, owned less than 1% of the Fund’s outstanding shares of the Fund. As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

Principal Holders and Control Persons

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of May 15, 2015, no shareholders of record owned 5% or more of the outstanding shares of the Fund.

Shareholder Communications. Shareholders may send communications to the Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed

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and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters in the communication.

Investment Advisor.

The Advisor acts as investment advisor for, and manages the investment and reinvestment of, the assets of the Fund. The Advisor also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions. The Advisor is 40% owned by Joseph Barrato and 40% owned by Jacob Griffith.

The Advisor for the Fund is Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel, MD 20707.

Portfolio Managers

The Fund is managed by a team consisting of William E. Flaig, Jr., Joseph Barrato, and Jonathan S. Guyer. Mr. Flaig has served as Portfolio Manager since the Fund’s inception in 2012. Messrs. Barrato and Guyer have served the Fund as Portfolio Managers since July 2014. Mr. Flaig is the Chief Investment Officer of the Advisor and in that capacity oversees all research, portfolio management and trading operations of the Advisor.  Mr. Barrato is a founding member of the Advisor and serves a Portfolio Manager. Mr. Guyer serves as Portfolio Manager at the Advisor.

As of January 31, 2015, each was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
William E. Flaig Jr.
Registered Investment Companies	7	$687,932,867	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Joseph Barrato
Registered Investment Companies	7	$687,932,867	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Jonathan S. Guyer
Registered Investment Companies	7	$687,932,867	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest.  As the portfolio managers for multiple registered investment company accounts, the portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund.  In those instances, the portfolio managers may have an incentive to favor the higher fee accounts over the

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Fund.

When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

"Cross trades" in which a portfolio manager sells a particular security held by a Fund to another account managed by the Advisor (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than the independent third party would pay.  The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Overall, the Advisor does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Advisor.

Portfolio Manager Compensation Structure.  As compensation for his responsibilities as Chief Investment Officer of Arrow Investment Advisors, LLC, Mr. Flaig receives a fixed base salary designed to be competitive relative to the size of the Advisor within the mutual fund industry.  The base salary is determined by the Advisor's management committee.  In addition Mr. Flaig is eligible to participate in a bonus program based on the pre-tax performance and asset growth of the funds managed by the Advisor relative to the fund's benchmark index.  Mr. Flaig also participates in an incentive program that provides a percentage of ownership in the advisor in set amounts over a set time frame.  As a 40% owner, the Chief Executive Officer, Director of Investment Strategies and Portfolio Manager, Mr. Barrato receives a fixed base salary, discretionary bonus and may participate in the overall profits of the Advisor. Mr. Guyer receives a fixed base salary and discretionary bonus from the Advisor.

Ownership of Fund Securities.   The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Arrow Dow Jones Global Yield ETF as of January 31, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Arrow Dow Jones Global Yield ETF
William E. Flaig Jr.	None
Joseph Barrato	$1-$10,000
Jonathan S. Guyer	None

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Fund. The Advisory Agreement for the Fund was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on December 2, 2014.

Under the Advisory Agreement, subject to the supervision and direction of the Trust’s Board, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Advisor will determine, from time to time, what securities and other investments will be purchased, retained or sold by the Fund. In making purchases and sales of securities and other investment assets for the Fund, the Advisor shall comply with the directions set from time to time by the Board as well as the limitations imposed by the Fund’s constituent documents and the Fund’s registration statement, the limitations in the 1940 Act, the Securities Act of 1933, as amended, the Internal Revenue Code, as amended, and other applicable laws.

Under the Advisory Agreement, the Advisor agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide research, analysis, advice and similar services. Subject to compliance with Section 28(e), the Advisor may cause the Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction. The Advisor may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts

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advised by the Advisor or its affiliates. Whenever the Advisor simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Advisor, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

The annual management fee rate payable by the Fund to the Advisor pursuant to the Advisory Agreements is 0.75% of the Fund’s average daily net assets. The unitary management fee paid to the Advisor under the Advisory Agreement is designed to pay the Fund’s expenses and to compensate the Advisor for providing service for the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services, and Independent Trustees’ fees, except for payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto).

The Advisory Agreement will continue in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Advisory Agreement provides that, except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties, or reckless disregard by the Advisor of its obligations and duties under the Advisory Agreement, the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders, in connection with the matters to which the Advisory Agreement relates. During the fiscal year ended January 31, 2015, the Fund paid $1,134,762 in advisory fees. During the fiscal year ended January 31, 2014, the Fund paid $562,640 in advisory fees. For the fiscal period from commencement of operations on May 8, 2012 through January 31, 2013, the Advisor received fees of $91,687 and reimbursed the Fund $17,753.

Distributor

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority ("FINRA"). The offering of the Fund’s Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days' written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment. The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Advisor pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources. For the fiscal year ended January 31, 2015, the Distributor received fees of $29,514. For the fiscal year ended January 31, 2014, the Distributor received fees of $17,788. For the period from commencement of operations on May 8, 2012 to January 31, 2013, the Distributor received fees of $9,619.

Rule 12b-1 Plan. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”). In accordance with its Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Fund of the distribution of its Shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Advisor and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Shares. The Advisor and such other persons, as well as their affiliates, may

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pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.

The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

Under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan, if made, and the purpose for which such expenditures were made.

The Plan will remain in effect for a period of one year and is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by the Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Fund Trustees in the manner described above. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares. For the fiscal year ended January 31, 2015, the Fund did not pay 12b-1 fees pursuant to the Plan. For the fiscal year ended January 31, 2014, the Fund did not pay 12b-1 fees pursuant to the Plan. For the fiscal period from commencement of operations on May 8, 2012 through January 31, 2014, the Fund did not pay 12b-1 fees pursuant to the Plan.

Administrator

The Administrator for the Fund is Gemini Fund Services, LLC (the “Administrator”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. The Administrator is an affiliate of the Distributor.

Pursuant to a Fund Services Agreement with the Trust, on behalf of the Fund, the Administrator provides administrative services to the Fund, subject to the oversight of the Board. The Administrator will provide qualified persons to serve as President, Treasurer and Secretary of the Trust and may provide other officers of the Trust. Such officers may be directors, officers or employees of Administrator or its affiliates.

The Fund Services Agreement was initially approved by the Board at a meeting held on January 19, 2012. The Agreement shall remain in effect for two years from its effective date, and subject to annual approval by a majority of the Board for one-year periods thereafter. The Fund Services Agreement is terminable by the Board or Administrator on 90 days’ written notice and may be assigned by either party, provided the Administrator provides prior written consent of an assignment by the Trust. The Board or the Administrator may terminate the Fund Services Agreement upon 30 days’ written notice in the event of a breach. The Fund Services Agreement is terminable at any time upon 30 days’ written notice if the Board makes a determination to liquidate the Fund. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Trust counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Trust counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, if any; (v) in consultation with Trust counsel, the Advisor, officers of the Trust and other relevant parties, preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Pursuant to the Fund Services Agreement, the Administrator also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940

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Act, and reconciling account information and balances among the Fund's custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Administrator, the Administrator receives from the Advisor an annual fee of $6,000 and 0.05% of the Fund’s average daily net assets, except if more than 25% of the Fund is invested non-domestically, the Advisor from its management fee pays the Administrator an annual fee of $9,000 and 0.075% of the Fund’s average daily net assets. The Advisor also pays the Administrator’s out-of-pocket expenses. For the fiscal year ended January 31, 2015, the Fund incurred $75,439.41 in fees to the Administrator. For the fiscal year ended January 31, 2014, the Fund incurred $28,033.03 in fees to the Administrator. For the fiscal year from commencement of operations on May 8, 2012 through January 31, 2013, the Fund incurred $4,535 in fees to the Administrator.

Transfer Agent

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110 (the “Transfer Agent”), acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a Custodian and Transfer Agent Agreement with the Trust. Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, and maintaining necessary records in accordance with applicable rules and regulations. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs, transaction fees and asset-based fees, which are accrued daily and paid monthly by the Advisor from its management fee. For the fiscal year ended January 31, 2015, the Fund incurred $10,252.00 in fees for Transfer Agent Services. For the fiscal year ended January 31, 2014, the Fund incurred $10,265.96 in fees for Transfer Agent Services. For the fiscal period from commencement of operations on May 8, 2012 through January 31, 2013, the Fund incurred $0 in fees for Transfer Agent Services.

Custodian

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110 (the “Custodian”), serves as the custodian of the Fund's assets pursuant to a Custodian and Transfer Agent Agreement by and between Brown Brothers Harriman & Co and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custodian and Transfer Agent Agreement, Brown Brothers Harriman & Co also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor from its management fee.

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Index Provider

The Underlying Index is calculated and maintained by CME Group Index Services LLC (d/b/a Dow Jones) ("Dow Jones®" or the "Index Provider"). The Index Provider is not affiliated with the Trust, the Advisor or the Distributor. The Advisor has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Advisor.

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Advisor, the Distributor or a promoter of the Fund.

Neither the Advisor nor any affiliate of the Advisor has any right to influence the selection of the securities in the Underlying Index.

The Fund is based upon the Dow Jones Global Composite Yield Index. Additional information about the Fund's Underlying Index methodology is set forth in the Prospectus.

Disclaimers

The “The Dow Jones Global Composite Yield Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Arrow Investment Advisors, LLC (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Fund. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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BROKERAGE TRANSACTIONS

Portfolio changes will generally be implemented through in-kind transactions for Creation Units, however the Advisor may execute brokerage transactions for the Fund and the Fund may incur brokerage commissions. Also, the Fund may accept cash as part or all of an in-kind creation or redemption of a Creation Unit, in which case the Advisor may need to execute brokerage transactions for the Fund. The policy of the Advisor regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Advisor's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

During the fiscal year ended January 31, 2015, the Fund paid $118,381 in connection with brokerage transactions. During the fiscal year ended January 31, 2014, the Fund paid $27,162 in connection with brokerage transactions.

In seeking to implement its policies, the Advisor effects transactions with those brokers and dealers that the Advisor believes provide the most favorable prices and are capable of providing efficient executions. The Advisor and its affiliates do not currently participate in soft dollar arrangements

The Advisor assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for the Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the ask prices).

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is authorized to issue an unlimited number of shares in one or more series of “funds.” The Trust currently is comprised of one fund. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if requested in writing by shareholders of at least 25% of the outstanding Shares of the Trust, the Trust will call a meeting of shareholders. Shareholders holding two-thirds of Shares outstanding of the Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

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All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of the Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

PROXY VOTING

The Advisor has elected to contract with an independent third party, Glass Lewis & Co. (“Glass Lewis”), to vote proxies according to a set of pre-determined proxy voting guidelines. Importantly, however, the Advisor retains the on-going right to override Glass Lewis proxy votes that it does not believe is in the best interest of the Fund’s Shareholders.

The Advisor will fulfill its duty of care in monitoring corporate actions and voting client proxies by regular and continual review, in a deliberate and informed manner, of the Glass Lewis proxy voting guidelines an override them as it deems necessary.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-877-277-6933; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-877-277-6933 and will be sent within three business days of receipt of a request.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Advisor and the Distributor (collectively, the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Advisor and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation Units. Each ETF sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 75,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants. To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a

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broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees. A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Advisor may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund are listed in the table below.

	Fixed Fee	Variable Charge
Fund	$3,170	2.00%*

* The maximum Transaction Fee may be up to 2.00% of the amount invested.

The Clearing Process. Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities. Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit. The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities (“Deposit Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Deposit Securities. If (x) is more than(y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.

The Deposit Securities may change as a result of rebalancing adjustments and corporate action events related to the issuers of the Underlying Index. The Deposit Securities may also change in response to the rebalancing and/or constitution of the Underlying Index.

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These adjustments will reflect changes known to the Advisor on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu. The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. The Fund may permit or require (“cash-in-lieu”) when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. The Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders. To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the third Business Day following the Transmittal Date for securities (“T+3”).

Orders Using the Clearing Process. If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process. If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Advisor and the Custodian of such order. The Custodian , who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to the Fund’s n account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s

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determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Advisor, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Advisor, the Funds’ Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. Except as provided in Appendix B, the delivery of Creation Units will generally occur no later than T+3.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Advisor shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+3 , as discussed in Appendix B the Fund may settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 105% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Advisor. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 105% (as adjusted by the Advisor) of the daily marked-to-market value of the missing Deposit Securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

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Redeeming a Creation Unit

Redemption Basket. The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the Underlying Index are reflected from time to time by the Advisor in the Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of the Underlying Index. These adjustments will reflect changes known to the Advisor on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu. The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares there are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests. An Authorized Participant must submit an irrevocable redemption order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV. (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions

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and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process. If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process. If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Advisor and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket. Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. A list of relevant local market holidays is provided in Appendix B hereto.

Cash Redemption Method. When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAXES

The Fund’s Tax Status. The Fund is treated as a separate corporation for federal tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described below and in the Prospectus. Losses realized by the Fund will not offset gains realized by any other series of the Trust, and the requirements (other than certain organizational

36

requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund intends to elect to be, and to qualify to be treated each taxable year as, a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code (a "RIC"). If the Fund qualifies for that treatment, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains and losses from certain foreign currency transactions, if any) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify for that treatment, the Fund must annually distribute at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet requirements relating to the source and nature of its income (“Income Requirement”) and the diversification of its assets, among other things.

If the Fund fails to qualify for any taxable year for treatment as a RIC, all of its taxable income would be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions (including distributions of net capital gain) generally would be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits (except that, (1) for individual shareholders, the part thereof that is “qualified dividend income,” as described in the Prospectus, would be subject to federal income tax at the rate for long -term capital gain -- a maximum of 20%, and (2) a part of those distributions would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it does not distribute to its shareholders in any calendar year at least 98% of its ordinary income for the year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and other distributions in the amounts and at the times necessary to avoid the application of the Excise Tax.

The Trust, on behalf of the Fund, has the right to reject an order to purchase Shares if (1) the purchaser (or group of purchasers) would, upon obtaining the ordered Shares, own 80% or more of the outstanding Shares and (2) pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities exchanged therefor different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of making the 80% determination.

Taxation of the Fund’s Investments and Activities. The Fund’s use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. The Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC and minimize the imposition of federal income and excise taxes.

Certain foreign currency contracts and options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) generally must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. Section 1256 contracts also are marked to market for purposes of the Excise Tax.

Section 988 of the Internal Revenue Code also may apply to forward contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, it would not be able to distribute any dividends, and any

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distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Shares.

The premium the Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written by the Fund expires, however, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through a forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale of or granting an option to buy substantially identical stock or securities).

Any market discount recognized by the Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its principal amount or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. The determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.

Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 20% maximum federal income tax rate on individuals’ “qualified dividend income.”

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market

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value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election; any such deduction would reduce the Fund’s adjusted basis in the PFIC stock.

Pursuant to recently enacted legislation U.S. shareholders of a PFIC must file an annual report containing information the Internal Revenue Service (“Service”) requires. The Service has announced that it is developing guidance regarding those reporting obligations and, in the meantime, persons that were required to file Form 8621 before the new section’s enactment must continue to file that form as provided in the instructions thereto (e.g., on disposition of PFIC stock or with respect to a QEF).

The Fund may invest in units of Canadian royalty trusts. The tax consequences to the Fund of an investment in such a trust depend on the trust’s classification for federal tax purposes, which generally is a corporation or a partnership.

(1) If a Canadian royalty trust is classified as a corporation, it would be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian royalty trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the royalty trust to the Fund would be treated as dividends that likely would be eligible for the 20% maximum federal income tax rate on “qualified dividend income.”

(2) If a Canadian royalty trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a “qualified publicly traded partnership” (i.e., a publicly traded partnership -- generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)” -- other than a partnership at least 90% of the gross income of which consists of income that satisfies the Income Requirement) (“QPTP”), in which event all its net income, regardless of source, would be qualifying income to the Fund under that requirement. But if such a royalty trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., at least 90% of its gross income is qualifying income), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned in (1) above, or (b) if not, (i) the Fund would treat its share of the trust’s income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and (ii) any non-qualifying income of the trust would pass through to the Fund.

The Fund may invest in ownership units (i.e., limited partnership interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement, but the Fund’s investments therein generally may not exceed 25% of the value of its total assets. If the Fund invests in an MLP that is not a QPTP, the net income the Fund earns therefrom would be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the MLP.

Taxation of the Fund’s Shareholders. Dividends and other distributions declared by the Fund in October, November or December and paid to shareholders of record in such a month during the following January will be treated as having been received by such shareholders on December 31 of the year in which the distributions were declared.

If a shareholder sells Shares at a loss and acquires other Shares (whether through purchase, the automatic reinvestment of distributions, if available, or otherwise) within 30 days before or after the sale, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares. Any loss on the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received on those Shares.

Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Shares shortly before the record date for a distribution, they will pay full price for the shares and receive some portion of the price back as a taxable distribution even though it represents a partial return of invested capital.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, then basis determination will be made in accordance with the Fund’s default method, which might be a method other than average basis. If, however, the Fund’s default method is average basis and a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered

39

Shares after the settlement date of the redemption.

In addition to the current requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term or long-term holding period. Fund shareholders should consult with their tax advisors to determine the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law will apply to them.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including certain dividends and capital gain distributions paid by the Fund), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012. This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Shares.

Distributions of ordinary income and net capital gains may also be subject to state and local income taxes.

Income dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “Non-U.S. Shareholder”), other than (1) dividends paid to a Non-U.S. Shareholder whose ownership of Shares is effectively connected with a trade or business within the United States the shareholder conducts (“effectively connected”) and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

A Non-U.S. Shareholder will generally not be subject to federal withholding or income tax on gains, if any, realized on the sale of Shares unless (1) the gain is effectively connected or (2) in the case of an individual shareholder, he or she is present in the United States for no more than 182 days during the taxable year of the sale and certain other conditions are met. Gains on the sale of Shares and income dividends that are effectively connected will generally be subject to federal income tax at regular income tax rates. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of federal income tax or withholding tax to their investment in the Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code and regulations, judicial authority and administrative interpretations in effect on the date hereof; changes in any applicable authority, which often occur, could materially affect the conclusions discussed above.

Foreign Account Tax Compliance Act – Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share is calculated by the Administrator and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and

40

securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities not listed or traded on an exchange for which over-the-counter market quotations are readily available are generally valued at the current bid price. Debt securities are valued on the basis of prices provided by independent pricing services. The Advisor may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued at fair value as determined by the Trust’s Fair Value Committee in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Other Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid monthly.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Legal Counsel. Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, is counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103 serves as the Fund's independent registered public accounting firm. BBD, LLP will audit the Fund's financial statements and perform other audit related services.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended January 31, 2015 and the auditors’ report, which are included in the Fund’s Annual Report to Shareholders dated January 31, 2015, are hereby incorporated by reference and made part of this Statement of Additional Information. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and the independent registered public accounting firm’s reports. The Annual Report is available without charge upon request by calling 1-877-277-6933, or by visiting the Fund’s website at www.ArrowShares.com.

41

APPENDIX A

Description Of Securities Ratings

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), and Fitch Investors Service, Inc. (“Fitch”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO’s ratings is as of the date of this SAI, and may subsequently change.

A.	Long-Term Ratings

1.

Moody’s Investors Service — Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.	Standard and Poor’s — Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
 Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
 Nature of and provisions of the obligation;
 Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws
A-1

affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
A-2

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch — International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
A-3

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

 Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

 The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

 The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
A-4

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term. programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-5

2.	Standard and Poor’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.	Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
A-6

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-7

APPENDIX B

The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days. The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates of the Regular Holidays in calendar year 2015 are:

Argentina:

January 1	May 25
February 16	July 9
February 17	August 17
March 23	October 12
March 24	November 6
April 2	November 23
April 3	December 7
May 1

Australia:

January 1	October 5
January 26	November 3
March 9	December 24
April 3	December 25
April 6	December 28
June 8	December 31

Austria:

January 1	May 25
January 6	June 4
April 21April 3	October 26
April 6	December 24
May 1	December 25
May 14	December 31

Bahrain:

January 1	October 14
January 25	October 22
May 3	December 16
B-1

July 19	December 17
September 23	December 23
September 24

Bangladesh:

January 4	July 15
March 17	July 19
March 26	September 24
April 14	November 4
April 28	December 16
May 3	December 24
June 3	December 31
July 1

Belgium:

January 1	May 1
April 3	December 25
April 6

Bermuda:
January 1	July 31
April 3	September 7
May 25	November 11
June 15	December 25
July 30	December 28

Bosnia-Herzegovina:

January 1	April 13
January 2	May 1
January 6	July 17
January 7	September 24
January 9	September 25
March 2	November 25
April 6	December 25
April 10

Botswana:

January 1	July 1
January 2	July 20
April 3	July 21
April 6	September 30
May 1	October 1
May 14	December 25

Brazil:

January 1	July 9
February 16	September 7
February 17	October 12
February 18	November 2
April 3	November 20
April 21	December 24
B-2

May 1	December 25
June 4	December 31

Bulgaria:

January 1	May 1
January 2	May 6
January 24	September 21
March 2	September 22
March 3	December 24
April 10	December 25
April 13	December 31

Canada:

January 1	August 3
February 16	September 7
April 3	October 12
May 18	December 25
July 1	December 28

Chile:

January 1	September 18
April 3	October 12
May 1	December 8
May 21	December 25
June 29	December 31
July 16

China:

January 1	September 3
January 2	September 4
January 19	September 6
February 16	September 7
February 18	September 28
February 19	October 1
February 20	October 2
February 23	October5
February 24	October 6
February 28	October 7
April 3	October 12
April 6	October 21
May 1	November 11
May 25	November 26
June 22	December 25
July 1

Clear Stream:

January 1
December 25

Columbia:

January 1	June 29
January 12	July 20
B-3

March 23	August 7
April 2	August 17
April 3	October 12
May 1	November 2
May 18	November 16
June 8	December 8

Costa Rica:

January 1	September 15
April 2	October 12
April 3	December 25
May 1	December 25

Croatia:

January 1	June 25
January 6	August 5
April 3	October 8
April 6	December 24
May 1	December 25
June 4	December 31
June 22

Cyprus:

January 1	April 13
January 6	April 14
February 23	May 1
March 25	June 1
April 1	October 1
April 3	October 28
April 6	December 24
April 10	December 25

Czech Republic:

January 1	September 28
April 3	October 28
April 6	November 17
May 1	December 24
May 8	December 25
July 6	December 31

Denmark:

January 1	May 15
April 2	May 25
April 3	June 5
April 6	December 24
May 1	December 25
May 14	December31

Ecuador:

January 1	August 10
January 2	October 9
B-4

February 16	November 2
February 17	November 3
April 3	December 25
May 1

Egypt:

January 1	September 22
January 7	September 23
January 25	September 24
April 12	October 6
April 13	October 14
July1	December 23
July 23

Estonia:

January 1	June 24
February 24	August 20
April 3	December 24
May 1	December 25
May 14	December 31
June 23

Euroclear:

January 1	December 25

Finland:

January 1	May 1
January 6	May 14
January 30	June 19
April 2	December24
April 3	December 25
April 6	December 31

France:

January 1	May 1
April 3	December 25
April 6

Germany:

January 1	May 25
April 3	June 4
April 6	December 24
May 1	December 25
May 14	December 31

Ghana:

January 1	July 20
March 6	September 21
April 3	September 24
B-5

April 6	December 4
May 1	December 25
May 25	December 28
July 1

Greece:

January 1	April 13
January 6	May 1
February 23	June 1
March 25	October 28
April 3	December 24
April 6	December 25
April 9	December 31
April 10

Hong Kong SAR:

January 1	April 6	October 1
February 16	April 7	October 21
February 18	May 1	December 24
February 19	May 25	December 25
February 20	July 1	December 31
April 3	September 28

Hungary:

January 1	August 20
January 2	August 21
April 3	October 23
April 6	December 24
May 1	December 25
May 25	December 31

Iceland:

January 1	May 25
April 2	June 17
April 3	August 3
April 6	December 24
April 23	December 25
May 1	December 31
May 14

India:

January 26	July 1
February 17	August 18
February 19	September 17
February 28	September 25
March 6	October 2
April 1	October 22
April 2	November 11
April 3	November 12
April 14	November 25
May 1	December 24
May 4	December 25

B-6

Indonesia:

January 1	July 20
JFebruary 19	July 21
April 3	August 17
May 1	September 24
May 14	October 14
June 2	December 24
July 16	December 25
July 17	December 31

Ireland:

January 1	May 1	June 1
March 17	May 4	December 25
April 3	May 25	December 28
April 6

Israel:

March 5	April 22	September 27
March 17	April 23	September 28
April 3	May 24	September 29
April 5	July 26	September 30
April 6	September 13	October 1
April 7	September 14	October 4
April 8	September 15	October 5
April 9	September 22
April 10	September 23

Italy:

January 1	April 6	December 24
January 6	May 1	December 25
April 3	December 8	December 31

Ivory Coast:

January 1	May 14
February 9	May 25
April 3	August 7
April 6	December 25
May 1

Japan:

January 1	May 5	October 12
January 2	May 6	November 3
January 12	July 20	November 23
February 11	September 21	December 23
April 29	September 22	December 31

Kazakhstan:

January 1	March 24	July 6
January 2	March 25	September 24
January 7	May 1	December 1
March 9	May 7	December 16
March 23	May 11	December 17

B-7

Kenya:

January 1	June 1
April 3	October 20
April 6	December 25
May 1

Kuwait:

January 1	July 17	September 25
January 25	July 19	October 14
February 25	September 22	December 24
February 26	September 23	October 6
May 17	September 24

Latvia:

January 1	May 4	November 18
January 2	May 14	December 25
April 3	June 22	December 31
April 6	June 23
May 1	June 24

Lebanon:

January 1	April 10	September 23
January 6	April 13	September 24
February 9	May 1	October 14
March 25	May 25	October 23
April 3	July 17	December 25

Lithuania:

January 1	May 1	December 24
February 16	May 14	December 25
March 11	June 24	December 31
April 6	July 6

Luxembourg:

January 1	May 25
April 3	June 23
April 6	December 24
May 1	December 25
May 14	December 31

Malaysia:

January 1	May 1	September 24
February 2	May 4	October 14
February 3	July 16	November 10
February 18	July 17	December 24
February 19	August 31	December 25
February 20	September 16

Mauritius:

January 1	May 1
January 2	September 18
B-8

February 3	November 2
February 17	November 11
February 19	December 25
March 12

Mexico:

January 1	May 1
February 2	September 16
March 16	November 2
April 2	November 16
April 3	December 25

Morocco:

January 1	August 21
May 1	September 23
July 30	October 13
JAugust 14	November 6
August 20	November 18

Namibia:

January 1	May 1	August 26
March 21	May 4	December 10
April 3	May 14	December 25
April 6	May 25

Netherlands:

January 1	May 1
April 3	December 25
April 6

New Zealand:

January 1	April 27
January 2	June 1
February 6	October 26
April 3	December 25
April 6	December 28

Nigeria:

January 1	May 29
January 5	September 24
April 3	October 1
April 6	December 25
May 1

Norway:

January 1	April 6	December 24
April 1	May 1	December 25
April 2	May 14	December 31
April 3	May 25

B-9

Oman:

January 1	July 19	September 27
January 4	July 20	September 28
January 14	July 21	October 13
January 25	July 22	November 18
May 16	July 23	November 19
May 17	September 24	December 24

Pakistan:

January 1	July 1	September 24
January 3	July 17	September 25
February 5	July 18	October 22
March 23	August 14	October 23
May 1	September 23	December 25
June 22

Palestine Autonomous Area:

January 1	July 19	September 24
January 7	September 21	October 14
March 8	September 22	November 15
July 16	September 23

Peru:

January 1	May 1	October 8
January 2	June 29	December 8
April 2	July 28	December 25
April 3	July 29

Philippines:

January 1	April 2	August 31
January 2	April 3	November 30
January 15	April 9	December 24
January 16	May 1	December 25
January 19	June 12	December 30
February 19	August 21	December 31

Poland:

January 1	June 4
January 6	November 11
April 3	December 24
April 6	December 25
May 1	December 31

Portugal:

January 1	May 1
April 3	December 25
April 6

Qatar:

January 1	July 21
February 10	July 22
March 1	September 14
July 19	September 15
B-10

July 20	September 16

Romania:

January 1	May 1	December 1
January 2	June 1	December 25
April 13	November 30

Russia:

January 1	January 8	May 4
January 2	January 9	May 11
January 5	February 23	June 12
January 6	March 9	November 4
January 7	May 1	December 31

Rwanda:

January 1	May 1
April 3	July 1
April 7	December 25

Saudi Arabia:

January 25	July 23	September 24
July 19	September 20	September 28
July 20	September 21	September 29
July 21	September 22	September 30
July 22	September 23	October 1

Serbia:

January 1	February 16	April 13
January 2	February 17	May 1
January 7	April 10	November 11

Singapore:

January 1	May 1	September 24
February 18	June 10	November 10
February 19	July 17	December 25
February 20	August 7
April 3	August 10

Slovakia:

January 1	September 1
January 6	September 15
April 3	November 17
April 6	December 24
May 1	December 25
May 8

Slovenia:

January 1	May 1
April 3	June 25
April6	December 25
April 27

B-11

South Africa:

January 1	May 1	December 16
April 3	June 16	December 24
April 6	August 10	December 25
April 27	September 24

South Korea:

January 1	May 25
February 18	September 28
February 19	September 29
February 20	October 9
May 1	December 25
May 5	December 31

Spain:

January 1	December 24
April 3	December 25
April 6	December 31
May 1

Sri Lanka:

January 1	March 5	July 31
January 5	April 3	September 24
January 8	April 13	October 27
January 14	April 14	November 10
January 15	May 1	November 25
February 3	May 4	December 24
February 4	June 2	December 25
February 17	July 1

Swaziland:

January 1	May 1
January 8	May 14
April 3	July 22
April 6	December 25
April 20

Sweden:

January 1	April 6	June 19
January 5	April 30	October 30
January 6	May 1	December 24
April 2	May 13	December 25
April 3	May 14	December 31

Switzerland:

January 1	May 14
January 2	May 25
April 3	December 24
B-12

April 6	December 25
May 1	December 31

Taiwan:

January 1	February 19	April 6
January 2	February 20	May 1
February 16	February 23	June 19
February 17	February 27	September 28
February 18	April 3	October 9

Tanzania, United Republic Of:

January 1	May 1	October 14
January 12	July 7	December 9
April 3	July 17	December 25
April 6	September 23
April 7	September 24

Thailand:

January 1	April 15	July 30
January 2	May 1	August 12
March 4	May 4	October 23
April 6	May 5	December 7
April 13	June 1	December 10
April 14	July 1

Trinidad & Tobago:

January 1	June 19
March 30	August 31
April 3	September 24
April 6	December 25
June 4

Tunisia:

January 1	July 17
January 14	August 13
March 20	September 23
April 9	September 24
May 1	October 15

Turkey:

January 1	July 16	September 25
April 23	July 17	October 28
May 1	September 23	October 29
May 19	September 24

Uganda:

January 1	May 1	December 25
January 26	June 3
April 3	June 9
April 6	October 9

B-13

Ukraine:

January1	April 13	June 29
January 2	May 1
January 5	May 4
January 7	May 11
March 9	June 1

United Arab Emirates:

January 1	September 24
February 16	September 27
May 17	October 15
July 19	December 2
July 20	December 3

United Kingdom:

January 1	April 6	August 31
January 19	May 1	December 25
February 16	May 4	December 28
April 3	May 25

United States:

January 1	May 25	November 11
January 19	July 3	November 26
February 16	September 7	December 25
April 3	October 12

Uruguay:

January 1	April 3	October 12
January 6	May 1	November 2
February 16	May 18	December 25
February 17	June 19
April 2	August 25

Venezuela:

January 1	May 1	December 7
January 5	May 18	December 24
February 16	June 8	December 25
February 17	June 24	December 31
March 19	June 29
April 2	July 24
April 3	October 12

Vietnam:

January 1	February 20	April 30
February 16	February 23	May 1
February 17	February 24	September 2
February 18	April 28
February 19	April 29

Zambia:

January 1	March 12	May 25	December 25
January 2	April 3	July 6
January 20	April 6	July 7
B-14

March 9	May 1	August 3

Zimbabwe:

January 1	May 1	August 11
April 3	May 25	December 22
April 6	August 10	December 25

B-15